SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 16, 2004

                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.

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             (Exact Name of Registrant as Specified in its Charter)

  DELAWARE                     1-9516                     13-3398766
   ----------------                                       --------
(State of Organization)     (Commission File Number)    (IRS Employer
                                                        Identification Number)

                             100 SOUTH BEDFORD ROAD

                               MT. KISCO, NY 10549

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         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700

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              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

     On January 16, 2004 the Company issued a press release, a copy of which is filed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

EXHIBIT NO.     DESCRIPTION
99.1            Press Release of American Real Estate Partners, L.P.,
                dated January 16, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      AMERICAN REAL ESTATE PARTNERS, L.P.
                               (Registrant)

                       By:     American Property Investors, Inc. General Partner



                       By:      /s/ John P. Saldarelli
                                Chief Financial Officer, Secretary and Treasurer

Dated:  January 16, 2004

                                                                  EXHIBIT 99.1

Contact:          John P. Saldarelli
                  Secretary and Treasurer

                  914-242-7700

                              FOR IMMEDIATE RELEASE

                      AMERICAN REAL ESTATE PARTNERS, L.P.'s

                         SUBSIDIARY PRICES DEBT OFFERING

MOUNT KISCO, N.Y., January 16, 2004--American Real Estate Partners, L.P. (NYSE:ACP) announced today that American Casino & Entertainment Properties LLC, an indirect wholly-owned subsidiary, has priced its previously announced offering of senior secured notes due 2012. The notes, in the aggregate principal amount of $215 million, will bear interest at a rate of 7.85% per annum. Closing of the offering is expected to occur on or about January 29, 2004.

The notes have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Among these risks and uncertainties are changes in general economic conditions, market and competitive conditions, the extent, duration and strength of any economic recovery and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2002 Form 10-K, Form 10-Qs and Form 8-Ks.

American Real Estate Partners, L.P. is a master limited partnership.